- - --------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                   --------


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of
earliest event reported)...........................................April 5, 1994

                      ASSOCIATED NATURAL GAS CORPORATION
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
- - --------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)



        1-10381                                              84-1006841
- - -------------------------                             --------------------------
(Commission File Number)                                 (I.R.S. Employer
                                                        Identification Number)



370 17th Street, Suite 900
Denver, Colorado                                                 80202
- - -----------------------------                         -------------------------
(Address of Principal                                             (Zip Code)
 Executive Offices)



                         Registrant's telephone number
                      including area code:(303) 595-3331
                                          --------------

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ITEM 5.   Other Events
          ------------

     On April 5, 1994 Associated Natural Gas Corporation ("ANGC") closed on the sale of $40,000,000 of its Senior Notes ("Notes") to Connecticut General Life Insurance Company ("CIGNA"). The Notes were sold at par, bear interest at the rate of 6.30% per annum and mature at various dates beginning April 15, 1999 and ending on April 15, 2003. The Notes contain certain terms and conditions which are substantially equivalent to those in ANGC's existing long-term indebtedness.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASSOCIATED NATURAL GAS CORPORATION
                                                  (Registrant)


Date:  April 5, 1994                By: /s/ J. Roger Grace
                                       -----------------------------------------
                                        J. Roger Grace, Vice President/Treasurer
                                            (Principal Accounting Officer)


                                       2

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- - --------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                       --------------------------------


                                   EXHIBITS


                                      to

                              REPORT TO FORM 8-K
                             AS OF APRIL 5, 1994

                       UNDER THE SECURITIES ACT OF 1934

                     ------------------------------------


                      ASSOCIATED NATURAL GAS CORPORATION
                            A DELAWARE CORPORATION


COMMISSION NUMBER                         I.R.S. EMPLOYER I.D. NUMBER 84-1006841
   1-10381
- - --------------------------------------------------------------------------------


                               INDEX TO EXHIBITS

                                                                            Page


10.1 $40,000,000 Senior Notes agreement dated April 5, 1994 among ANGC and CIGNA.